NYSE Amex: DRJ Corporate Presentation March 2012 Exhibit 99.2

NYSE AMEX: DRJ

Statements contained in this presentation, which are not historical facts, are forward-looking statements. The forward-looking
statements in this presentation are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements made herein contain a number of risks and uncertainties that could cause actual results to differ materially.
These risks and uncertainties include, but are not limited to, specific factors impacting the company’s business including increased competition; the ability of the company to expand its operations and attract and retain qualified personnel, the uncertainty of consumer’s desires for sports and celebrity memorabilia; the availability of product; availability of financing; and general economic conditions.
Important Cautions Regarding
Forward-Looking Statements
This presentation is © 2012 Dreams, Inc. – All Rights Reserved

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BRYANT
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PORTLAND
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LAKERS
Los Angeles
32
MINNESOTA
42
BULLS

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MIAMI
BASEBALL
CHICAGO
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Polos
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Sweatshirts

DREAMS

GIANTS WIN SUPER BOWL XLVI
GIANTS
CHAMPIONS
HARDWARE
XLVI
Shop All Champs Gear »

Ditch The Sleeves...
Shop All Players »
and
Score an NBA Jersey
BRYANT
GRIFFIN
LOVE
ROSE
PORTLAND
LAKERS
Los Angeles
MINNESOTA
BULLS

Start the MLB Season with
Nike Baseball Gear
MIAMI
BASEBALL
CHICAGO
Orioles
Tigers
SHOP BY CATEGORY
T-Shirts
Polos
Jackets
Hats
Sweatshirts

NYSE AMEX: DRJ

Who We Are…
Dreams is a technology-driven,
vertically-integrated, online retailer
focused on sports licensed products
We operate under the following:
•
www.FansEdge.com (our flagship brand)
•
Web syndication for 77 e-commerce sites
10 th fastest-growing e-commerce
website in the retail chain category &
40 th fastest-growing e-retailer overall

DREAMS

FansEdge

FansEdge
Everything for the Fan
Store Locations
Customer Care
Bookmark
NFL MLB NBA NHL NCAA SOCCER MMA / UFC NASCAR MORE SPORTS PLAYERS
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BULLS
1
CELTICS
21King Brand – By Stacey King
Daytona 500 Champ
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RODGERS
12
FIELDER
28

DREAMS

FansEdge

FansEdge
Everything for the Fan
Store Locations
Customer Care
Bookmark
NFL MLB NBA NHL NCAA SOCCER MMA / UFC NASCAR MORE SPORTS PLAYERS
Get the luck of the Irish
Shop All St. Patrick's Day Gear »
21King Brand – By Stacey King
Daytona 500 Champ
What's Hot

NYSE AMEX: DRJ 4 Flagship Brands Items from 200+ teams & 1,300+ different athletes Sell 200,000+ SKU’s $51M of revenues in 2010 (up 19%) $69M of revenues in 2011 (up 36%)

DREAMS

NFL	NBA	NCAA	RETAIL	MEDIA	MISC.
CHARGERS	NBA	U	JCPenney	NBC Sports	Majestic
KC	CHICAGO BULLS	PURDUE UNIVERSITY	Walmart Save money. Live better.	comcast.	CHICAGO C FIRE
	dc	LOUISVILLE CARDINALS	Sears	USA TODAY	NATIONAL BASEBALL HALL OF FAME
		IU	FansEdge	Chicago Tribune	NCAA
			HIBBETT SPORTS	Los Angeles Times	MLS MAJOR LEAGUE SOCCER
			SCHEELS

DREAMS

NFL	NBA	NCAA	RETAIL	MEDIA	MISC.
	NBA		JCPenney	NBC Sports	
	CHICAGO BULLS		Walmart Save money. Live better.	comcast.	Majestic
Chargers San Diego		PURDUE UNIVERSITY	Sears	USA TODAY	Chicago Fire
		Louisville Cardinals	FansEdge	Chicago Tribune	National Baseball Hall of Fame
	dc		HIBBETT SPORTS	Los Angeles Times	NCAA
			SCHEELS		MLS Major League Soccer

NYSE AMEX: DRJ 5 Web Syndication - Licensed Sports Merchandise

DREAMS

U.S. E-Commerce Sales to Reach $279B in 2015

$157B
$176B
$197B
$218B
$240B
$259B
$279B
2009
2010
2011
2012
2013
2014
2015

U.S. E-Commerce Sales to Reach $279B in 2015
$157B
$176B
$197B
$218B
$240B
$259B
$279B
2009
2010
2011
2012
2013
2014
2015

NYSE AMEX: DRJ 6 ¹Forrester Research, Feb 2011 In 2015, the web will account for 11% of all retail sales¹ The Retail Marketplace is Increasingly Moving Online

41% CAGR – 2006-2011
$20M
$31M
$47M
$60M
$85M
$113M
$147M
2006
2007
2008
2009
2010
2011[1]
2012P[2]

$147M
$113M
$85M
$60M
$47M
$31M
$20M
41% CAGR – 2006-2011
2006
2007
2008
2009
2010
2011¹
2012P²

NYSE AMEX: DRJ 7 Dreams E-Commerce Revenue ¹2011 preliminary results as of March 12, 2012. ²2012 guidance issued and effective March 12, 2012. Dreams E-Commerce Revenue

DREAMS

29% Growth
$44.0M
$34.0M
$17.0M
$3.0M
2008
2009
2010
2011[1]

29% Growth
$3.0M
$17.0M
$34.0M
$44.0M
2008
2009
2010
2011[1]

NYSE AMEX: DRJ 8 Web Syndication Revenues 31 clients 77 clients @ Dec 31, 2011 ¹2011 preliminary results as of March 12, 2012.

NYSE AMEX: DRJ

Dreams Diversity
We are a technology-driven company with a full service retail platform…
All divisions expected to be profitable in 2012 (~15% of Sales)
3 Manufacturing
Divisions
15 FansEdge & Field of
Dreams Stores
2 Stadium Operations

NYSE AMEX: DRJ

Dreams Manufacturing Capabilities
Since ‘89 – leading manufacturer & wholesaler
of authentic sports & celebrity memorabilia &
collectibles
Sample licenses:
Comet Clothing (Zubaz) – sources apparel for
its major brand, Zubaz, for retail distribution
Sources & manufactures cut & sew import
apparel goods for retail distribution

NYSE AMEX: DRJ

Manufacturing & Distribution
207,000 sq. ft. retail headquarters
in Northbrook, IL
120,000 sq. ft. satellite fulfillment
center –
Elk Grove, IL (In June 2012,
expanding to 240,000 sq. ft.)
50,000 sq. ft. office, manufacturing
& warehousing in Sunrise, Florida
Distribution network enables
prompt delivery service – shipped
same day order is received

DREAMS
Other
$73.0M
47%
53%
$82.0M
43%
57%
$85.5M
30%
70%
$111.4M
24%
76%
$141.7M
20%
80%
$175.0M
16%
84%
2007
2008
2009
2010
2011[1]
2012P[2]

Other
$73.0M
47%
53%
$82.0M
43%
57%
$85.5M
30%
70%
$111.4M
24%
76%
$141.7M
20%
80%
$175.0M
16%
84%
2007
2008
2009
2010
2011[1]
2012P[2]

NYSE AMEX: DRJ

Annual Revenue Growth & Outlook
E-Commerce vs. Total Revenue
2012 Revenue Guidance
•
Revenue: $175 million – up 24%
•
E-Commerce Revenue: $147 million – up 30%
¹2011 preliminary results as of March 12, 2012.
²2012 guidance issued and effective March 12, 2012.

Annual Revenue
($ millions)
73.0
82.0
85.5
111.4
141.7
175.0
07
08
09
10
11[1]
12[2]

Annual Revenue
($ millions)
73.0
82.0
85.5
111.4
141.7
175.0
07
08
09
10
11[1]
12[2]

NYSE AMEX: DRJ

Dreams Key Takeaways
Industry-proven, proprietary
technology positioned in large &
growing online market
Vertical integration of product
leading to gross margin expansion
High inventory turnover through
multiple distribution channels
2011 revenues up 27%; e-
commerce revenues up 33%
¹2011 preliminary results as of March 12, 2012.
²2012 guidance issued and effective March 12, 2012.

NYSE AMEX: DRJ
Contact Us
NYSE Amex: DRJ
www.DreamsCorp.com
Investor Relations
Liolios Group
Scott Liolios or Cody Slach
Tel 949.574.3860
DRJ@liolios.com
Dreams, Inc.
2 South University Drive
Suite 325
Plantation, Fl 33324
954-377-0002